UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2004

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4560 Horton Street, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement

Supplemental Indenture

On December 13, 2004, Chiron Corporation and U.S. Bank National Association, as trustee (the “Trustee”), entered into a supplemental indenture (the “First Supplemental Indenture”) to the Indenture, dated as of July 30, 2003 (the “Indenture”), between Chiron Corporation and the Trustee, relating to $500,000,000 aggregate principal amount of the Company’s 1 5/8% Convertible Debentures due 2033.  The First Supplemental Indenture amended certain provisions of the Indenture in order to eliminate the right of Chiron Corporation to elect to make certain payments to stockholders in the form of its common stock.

The First Supplemental Indenture is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(c)                                  Exhibits

99.1                         First Supplemental Indenture.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: December 13, 2004	By:	/s/ Ursula B. Bartels
Ursula B. Bartels
Vice President and
General Counsel